Exhibit 10.2

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 7, 2020, among EMERGENT BIOSOLUTIONS INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of October 15, 2018 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 27, 2019 and as may further be amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Lenders have agreed, to certain amendments to the Existing Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.               Amendments to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 2 below), the Existing Credit Agreement is hereby amended as follows:

(a)            Article I of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“2028 Senior Notes” means the 3.875% Senior Notes due 2028, issued by the Borrower.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“AV7909” means anthrax vaccine absorbed with CPG 7909 adjuvant.

“AV7909 Contract” means the provisions relating to the manufacturing development and procurement of AV7909 set forth in that certain BARDA development and procurement contract (Contract No. HHSO100201600030C), effective September 30, 2016, between Emergent Product Development Gaithersburg Inc. and the Biomedical Advanced Research & Development Administration, as the same may be amended, restated, supplemented, replaced, substituted for, renewed, or otherwise modified from time to time.

“AV7909 Receivables Account” means any account in which payments from the Federal Government (or any subdivision or agency thereof) on account of the AV7909 Contract are made or deposited.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Second Amendment Effective Date” means August 7, 2020.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b)           Article I of the Existing Credit Agreement is hereby amended by removing the phrase “, or any series of related transactions,” from the definition of “Acquisition”.

(c)           Article I of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” in its entirety to read as follows:

““Applicable Margin” means the corresponding percentages per annum as set forth below based on the Consolidated Net Leverage Ratio:

Pricing Level	Consolidated Net Leverage Ratio	Commitment Fee	Eurocurrency Rate +	Base Rate +
I	Less than 2.00 to 1.00	0.150%	1.25%	0.25%
II	Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00	0.200%	1.50%	0.50%
III	Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	0.250%	1.75%	0.75%
IV	Greater than or equal to 3.00 to 1.00, but less than 3.50 to 1.00	0.300%	2.00%	1.00%
V	Greater than or equal to 3.50 to 1.00	0.350%	2.25%	1.25%

The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Borrower provides a Compliance Certificate pursuant to Section 8.2(a) for the most recently ended fiscal quarter of the Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on Pricing Level I until the Calculation Date following the first full fiscal quarter of the Borrower occurring after the Second Amendment Effective Date and, thereafter the Pricing Level shall be determined by reference to the Consolidated Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide a Compliance Certificate when due as required by Section 8.2(a) for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Compliance Certificate was required to have been delivered shall be based on Pricing Level V until such time as an appropriate Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued.”

(d)           The definition of “Bail-In Action” set forth in Article I of the Existing Credit Agreement is hereby amended by (i) replacing the reference to “EEA Resolution Authority” with “Resolution Authority” and (ii) replacing the reference to “EEA Financial Institution with “Affected Financial Institution”.

(e)           Article I of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Bail-In Legislation” in its entirety to read as follows:

““Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”

(f)            Article I of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Incremental Facilities Limit” in its entirety to read as follows:

““Incremental Facilities Limit” means, after the Second Amendment Effective Date, with respect to any proposed incurrence of additional Indebtedness under Section 5.13, an amount equal to the sum of (a) the amount of additional Indebtedness that would cause the Consolidated Secured Net Leverage Ratio as of the most recently ended fiscal quarter prior to the incurrence of such additional Indebtedness (or in the case of any additional Indebtedness, the proceeds of which will finance a Limited Condition Acquisition, the date determined pursuant to Section 1.14) for which financial statements have been delivered to the Administrative Agent hereunder, calculated on a pro forma basis after giving effect to the incurrence of such additional Indebtedness and any Limited Condition Acquisition to be consummated using the proceeds of such additional Indebtedness and assuming that any proposed Incremental Revolving Credit Increase is fully drawn at such time and after giving effect to the use of proceeds thereof (calculated without giving effect to any netting of the proceeds thereof from Consolidated Secured Indebtedness), not to exceed 2.75 to 1.00 plus (b) an amount equal to (i) the greater of (x) $300,000,000 and (y) 100% of Consolidated EBITDA as of the most recently ended Measurement Period prior to the incurrence of such additional Indebtedness for which financial statements have been delivered pursuant to Section 8.1(a) or (b) (or in the case of any such additional Indebtedness, the proceeds of which will finance a Limited Condition Acquisition, the date determined pursuant to Section 1.14) plus (ii) the aggregate amount of all permanent reductions of the Revolving Credit Commitment pursuant to Section 2.5(a) plus (iii) the aggregate principal amount of all optional prepayments of the Term Loans pursuant to Section 4.4(a) less (iv) the total aggregate initial principal amount (as of the date of incurrence thereof) of all Incremental Loan Commitments and Incremental Loans previously incurred under this clause (b) after the Second Amendment Effective Date. Unless the Borrower otherwise notifies the Administrative Agent, if all or any portion of any Incremental Loans would be permitted under clause (a) above on the applicable date of incurrence, such Incremental Loans (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (a) above prior to the utilization of any amount available under clause (b) above.”

(g)            Article I of the Existing Credit Agreement is hereby amended by amending the definition of “Material Contract” by replacing “$50,000,000” with “$100,000,000”.

(h)           Article I of the Existing Credit Agreement is hereby amended by amending the definition of “Material Government Contract” by replacing “$50,000,000” with “$100,000,000”.

(i)            Article I of the Existing Credit Agreement is hereby amended by deleting the definitions of (i) “NuThrax”, (ii) “NuThrax Contract” and (iii) “NuThrax Receivables Account” in their entirety.

(j)            Article I of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Write-Down and Conversion Powers” in its entirety to read as follows:

““Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(k)            Section 7.1 of the Existing Credit Agreement is hereby amended by replacing the term “EEA Financial Institution” in the last sentence thereof with the term “Affected Financial Institution”.

(l)             Section 8.2(i) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved];”.

(m)          Section 8.12(e) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved].”

(n)            Section 9.1(b) of the Existing Credit Agreement is hereby amended by replacing the phrase “date hereof” with “Second Amendment Effective Date”.

(o)           Section 9.1(t) of the Existing Credit Agreement is hereby amended by replacing “$25,000,000” with “$100,000,000”.

(p)           Section 9.2(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)     (i) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the Second Amendment Effective Date, (ii) additional Investments by the Borrower and its Subsidiaries in Credit Parties, (iii) additional Investments by Non-Guarantor Subsidiaries in other Non-Guarantor Subsidiaries, (iv) Investments in Non-Guarantor Subsidiaries, together with any Investments made pursuant to Section 9.2(h), in an aggregate outstanding amount with respect to such Investments under this clause (iv) not to exceed the greater of $100,000,000 and 10.0% of Consolidated Tangible Assets as of the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 8.1(a) or (b); and (v) direct or indirect Investments in Foreign Subsidiaries to fund direct and indirect Permitted Acquisitions by such Foreign Subsidiaries in an aggregate outstanding amount with respect to such Investments under this clause (v) not to exceed the greater of $100,000,000 and 10.0% of Consolidated Tangible Assets as of the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 8.1(a) or (b) (or in the case of a Limited Condition Acquisition, the date determined pursuant to Section 1.14);”

(q)           Section 9.2(f) of the Existing Credit Agreement is hereby amended by replacing the phrase “date hereof” with “Second Amendment Effective Date”.

(r)            Section 9.2(h) of the Existing Credit Agreement is hereby amended by replacing “$25,000,000” with “$100,000,000”.

(s)           Section 9.3(c) of the Existing Credit Agreement is hereby amended by replacing the phrase “date hereof” with “Second Amendment Effective Date”.

(t)            Section 9.3 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (v), (ii) replacing the “.” at the end of clause (w) with “; and” and (iii) adding a new clause (x) to read as follows and such amendment shall be deemed effective immediately prior to the incurrence of the Indebtedness of the Credit Parties under the 2028 Senior Notes:

“(x)     Indebtedness of the Credit Parties under the 2028 Senior Notes in an aggregate outstanding principal amount not to exceed $450,000,000 at any time and any refinancings, refundings, renewals or extensions thereof; provided that (i) unless otherwise permitted under Section 9.3(h) at the time of such refinancing, refunding, renewal or extension, the principal amount (excluding interest paid in kind) of such Indebtedness shall not exceed the principal amount of the Indebtedness being refinanced, refunded, renewed or extended, plus accrued interest and premiums and defeasance costs, fees, commissions and expenses associated with such refinancing, refunding, renewal or extension, (ii) no obligors, other than any direct or any contingent obligor with respect to such Indebtedness or any obligor that would have been required to become an obligor with respect to the Indebtedness being refinanced, refunded, renewed or extended, shall be an obligor under such refinancing, refunding, renewal or extension, (iii) the final maturity date of such refinancing, refunding, renewal or extension, at the time of incurrence thereof, shall not be prior to the date that is 91 days after the then latest Revolving Credit Maturity Date or maturity date of any Incremental Term Loan, as applicable, and (iv) the material terms (other than fees, interest rate, rate floors, premiums, optional prepayment, redemption provisions and conversion price), taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness are not more restrictive (as determined by the Borrower in good faith) in any material respect to the Credit Parties than the terms of any agreement or instrument governing the Indebtedness, taken as a whole, being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then-applicable market interest rate, as determined by the Borrower in good faith.

(u)           Section 9.3 of the Existing Credit Agreement is hereby further amended by amending the last paragraph of such Section to replace the reference to “clauses (f), (g), (i), (l), (p) and (s) above” with “clauses (f), (g), (i), (l), (p), (s) and (x) above”.

(v)           The first two paragraphs of Section 9.11(b) of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(b)     Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the last day of any Measurement Period of the Borrower to be greater than 4.50 to 1.00. Notwithstanding the foregoing, in connection with any Permitted Acquisition after September 30, 2019 having aggregate consideration (including cash, Cash Equivalents and other deferred payment obligations) in excess of $75,000,000, the Borrower may, at its election, in connection with such Permitted Acquisition and upon prior written notice to the Administrative Agent, increase the required Consolidated Net Leverage Ratio pursuant to this Section to 5.00 to 1.00, which such increase shall be applicable (i) with respect to a Permitted Acquisition that is not a Limited Condition Acquisition, for the fiscal quarter in which such Permitted Acquisition is consummated and the three (3) consecutive quarterly test periods thereafter or (ii) with respect to a Permitted Acquisition that is a Limited Condition Acquisition, for purposes of determining pro forma compliance with this Section 9.11(b) at the time definitive purchase agreement, merger agreement or other acquisition agreement governing the Permitted Acquisition is executed, for the fiscal quarter in which such Permitted Acquisition is consummated and for the three (3) consecutive quarterly test periods after which such Permitted Acquisition is consummated (each, a “Leverage Ratio Increase”); provided that there shall be at least one full fiscal quarter following the cessation of each such Leverage Ratio Increase during which no Leverage Ratio Increase shall then be in effect.”

(w)          Section 9.14 of the Existing Credit Agreement is hereby amended by (i) replacing the third “or” in the first sentence of such section with “,” and (ii) adding the phrase “or the 2028 Senior Notes” after the phrase “the Convertible Senior Notes”.

(x)           Section 9.14(c) of the Existing Credit Agreement is hereby amended by (i) adding the phrase “and the 2028 Senior Notes” after the phrase “Convertible Senior Notes” and (ii) adding the phrase “; provided that with respect to the 2028 Senior Notes such determination may be made at the time of the delivery of a notice thereof under the indenture governing the 2028 Senior Notes” immediately prior to the semi-colon.

(y)           Section 9.14 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (e), (ii) replacing the “.” at the end of clause (f) with “;” and (iii) adding new clauses (g) and (h) to read as follows:

“(g)     the Borrower and its Subsidiaries may make scheduled payments of interest and payments of expenses and indemnities with respect to the 2028 Senior Notes; and

(h)       the Borrower and any of its Subsidiaries may make any payments of any Subject Indebtedness in the minimum amount necessary to ensure that such Subject Indebtedness shall not constitute an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Code or any successor provision.”

(z)            Section 10.1(n) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(n)     BioThrax/AV7909.  The termination or expiration of, or the receipt of any notice by the Borrower or any Subsidiary to terminate, any Material Contract of the Borrower or any Subsidiary for the sale of BioThrax or AV7909 to any Governmental Authority of the Federal Government of the United States, to the extent a reasonably suitable replacement contract (in the reasonable judgment of the Borrower in good faith) with a Governmental Authority is not entered into by the Borrower or such Subsidiary within thirty (30) days after such termination or expiration of, or receipt of notice to terminate, such Material Contract or, if on the termination of such 30-day period, the parties to such Material Contract are engaging in active negotiations to extend or replace such Material Contract (as determined by the Borrower in good faith), within ninety (90) days after such termination or expiration of, or receipt of notice to terminate, such Material Contract; provided that AV7909 shall be deemed to be a reasonably suitable replacement for BioThrax to the extent that AV7909 has either obtained (x) full FDA approval or (y) FDA emergency use authorization pursuant to Section 564 of the FFDCA; provided further, that no Event of Default under this Section 10.1(n) shall be deemed to have occurred to the extent that the Borrower is in compliance with the financial covenants set forth in Section 9.11 as of the last day of the most recently ended Measurement Period prior to such termination or expiration for which financial statements have been delivered pursuant to Section 8.1(a) or (b), after giving pro forma effect, as if such termination or expiration occurred on the first day of such Measurement Period, to the loss of Consolidated EBITDA attributable to such terminated or expired Material Contract(s), including income statement items attributable to such Material Contract or the products subject thereto, as determined by the Borrower in good faith and believed by the Borrower to be reasonable; or”

(aa)          Section 10.1(p) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved].”

(bb)         Section 12.1(a) of the Existing Credit Agreement is hereby amended by amending and restating the Administrative Agent’s “With copies to” address to read as follows:

Wells Fargo Bank, National Association

2030 Main Street, 8th Floor

MAC: E2231-081

Irvine, CA 92614

Attention of: Sara Barton

Telephone No.: (949) 358-6116

Facsimile No.: (949) 251-6000

E-mail: sara.r.barton@wellsfargo.com

(cc)          Section 12.23 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows and in connection therewith, the table of contents is hereby amended to replace the reference to “SECTION 12.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions” with “SECTION 12.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions”:

“SECTION 12.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)                the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                 a reduction in full or in part or cancellation of any such liability;

(ii)               a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)             the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”

(dd)         The Existing Credit Agreement is hereby further amended by (i) replacing all remaining references therein to “NuThrax” with “AV7909”, (ii) replacing all remaining references therein to “NuThrax Contract” with “AV7909 Contract” and (iii) replacing all remaining references therein to “NuThrax Receivables Account” with “AV7909 Receivables Account”.

(ee)         Schedules 7.8(b), 7.8(d) and 9.3 to the Existing Credit Agreement are hereby amended and restated in their entirety with Schedules 7.8(b), 7.8(d) and 9.3 attached hereto as Annex I.

SECTION 2.               Conditions of Effectiveness of Amendment. This Amendment, and the amendments set forth in Section 1 above, shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):

(a)           the Administrative Agent shall have received this Amendment, duly executed by a Responsible Officer of the Borrower, the Guarantors existing as of the Amendment Effective Date and the Required Lenders;

(b)           the Administrative Agent shall have received evidence of the substantially contemporaneous funding of the 2028 Senior Notes; and

(c)            the Borrower shall have paid to the Administrative Agent and Wells Fargo Securities, LLC all fees with respect to this Amendment previously agreed to between the Borrower and Wells Fargo Securities, LLC.

SECTION 3.               Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and the Lenders on and as of the Amendment Effective Date that, in each case:

(a)           the representations and warranties of each Credit Party set forth in the Credit Agreement and in each other Loan Document to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(b)           no Default or Event of Default has occurred and is continuing;

(c)           it has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(d)           this Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party, and each such document constitutes the legal, valid and binding obligation of each such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity.

SECTION 4.               Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as modified hereby.

SECTION 5.               Further Assurances. Each Credit Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.

SECTION 6.             Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) and (c) agrees that each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed.

SECTION 7.               Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 8.               Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 9.               Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 10.            Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

SECTION 11.             Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

Emergent BioSolutions Inc., as Borrower

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

CANGENE BIOPHARMA LLC, as Guarantor

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Treasurer

EMERGENT BIODEFENSE OPERATIONS LANSING LLC, as Guarantor

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Treasurer

EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC, as Guarantor

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Executive Manager

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC., as Guarantor

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Treasurer

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

EMERGENT INTERNATIONAL INC., as Guarantor

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Treasurer

EMERGENT TRAVEL HEALTH INC., as Guarantor

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Chief Financial Officer and Treasurer

EMERGENT DEVICES INC. (FORMERLY KNOWN AS ADAPT PHARMA INC.), as Guarantor

By:	/s/ Richard S. Lindahl
	Name:	Richard S. Lindahl
	Title:	Treasurer

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

wells fargo bank, national association, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:	/s/ Sara Barton
	Name:	Sara Barton
	Title:	Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE Bank, N.A., as Lender

By:	/s/ Ling Li
	Name:	Ling Li
	Title:	Executive Director

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

PNC Bank, National Association, as Lender

By:	/s/ Eric H. Williams
	Name:	Eric H. Williams
	Title:	Senior Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Royal Bank of Canada, as Lender

By:	/s/ Steven T. Bachman
	Name:	Steven T. Bachman
	Title:	Authorized Signatory

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

BMO Harris Bank, N.A., as Lender

By:	/s/ Eric Oppenheimer
Name: Eric Oppenheimer
Title: Managing Director

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Capital One, N.A., as Lender

By:	/s/ Peter Itz
Name: Peter Itz
Title: Duly Authorized Signatory

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Citizens Bank, N.A., as Lender

By:	/s/ Mark Guyeski
Name: Mark Guyeski
Title: Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

MUFG Union Bank, N.A., as Lender

By:	/s/ Teuta Ghilaga
Name: Teuta Ghilaga
Title: Director

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Regions Bank, as Lender

By:	/s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

TRUIST BANK (successor by merger to SunTrust Bank), as Lender

By:	/s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

THE Huntington National bank, as Lender

By:	/s/ Joseph A Miller
Name: Joseph A Miller
Title: Managing Director

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Bank of America, N.A., as Lender

By:	/s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Bank of the West, as a Lender

By:	/s/ Michael Weinert
	Name:	Michael Weinert
	Title:	Director

By:	/s/ Caroline Smith
	Name:	Caroline Smith
	Title:	Assistant Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

DNB Capital LLC, as a Lender

By:	/s/ Ahelia Singh
	Name:	Ahelia Singh
	Title:	Assistant Vice President

By:	/s/ Magdalena Brzostowska
	Name:	Magdalena Brzostowska
	Title:	Senior Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

First National Bank, as a Lender

By:	/s/ Douglas T. Brown
	Name:	Douglas T. Brown
	Title:	Senior Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Fifth Third Bank, as a Lender

By:	/s/ Ellie Robertson
	Name:	Ellie Robertson
	Title:	Officer

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

HSBC Bank USA, N.A., as a Lender

By:	/s/ Robert J Levins
	Name:	Robert J Levins #21435
	Title:	SVP Team Lead

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

Morgan Stanley Bank, as a Lender

By:	/s/ Graham Robertson
	Name:	Graham Robertson
	Title:	Authorized Signatory

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

TD Bank, N.A., as a Lender

By:	/s/ Shivani Agarwal
	Name:	Shivani Agarwal
	Title:	Senior Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

U.S. Bank National Association, as a Lender

By:	/s/ Tom Priedeman
	Name:	Tom Priedeman
	Title:	Senior Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

M&T BANK, as a Lender

By:	/s/ Neil Ganessingh
	Name:	Neil Ganessingh
	Title:	Vice President

Emergent BioSolutions Inc.

Second Amendment to Amended and Restated Credit Agreement

Signature Page